Exhibit 99.1
2010 ANNUAL MEETING

DON’S FIRST SPEECH
     2009 PROVED TO BE ANOTHER DIFFICULT YEAR FOR FENTURA. WHILE WE WILL SPEND SOME TIME THIS MORNING DISCUSSING THE CAUSES BEHIND THE SUBSTANTIAL LOSS FOR THE YEAR, WE INTEND TO SPEND MOST OF OUR TIME TODAY DISCUSSING THE FUTURE. WE WILL PROVIDE YOU WITH SOME INSIGHTS INTO OUR STRATEGIC PLANNING PROCESS—AS WELL

AS ANNOUNCE MAJOR CHANGES IN STORE FOR YOUR COMPANY FOR 2010.
     AS EVERYONE IN THIS ROOM KNOWS VERY WELL, 2009 WAS ANOTHER VERY DISAPPOINTING YEAR FOR OUR COMPANY—AS WE REPORTED A $16 MILLION LOSS FOR THE YEAR. AS IN THE PRIOR YEAR, THE LOSS WAS PRINCIPALLY A RESULT OF THE INABILITY OF MANY OF OUR BORROWERS TO REPAY—WHICH LED TO HEAVY PROVISION EXPENSE FOR POSSIBLE FUTURE LOAN LOSSES. PROVISION FOR LOAN LOSS EXPENSE IN 2009 TOTALED $14.7

MILLION—NEARLY TWICE THE LEVEL OF 2008 AND 2007—AND ABOUT 12 TIMES GREATER THAN OUR PRE-RECESSION HISTORICAL ANNUAL PROVISION LEVELS. IN ADDITION, LOAN COLLECTION EXPENSES INCREASED BY $2.7 MILLION AND FEES FOR OTHER PROFESSIONAL SERVICES AND EXPENSES INCREASED $1.5 MILLION. OBVIOUSLY, THESE EXTRAORDINARY RECESSIONARY AND CREDIT-RELATED EXPENSES PLAYED HAVOC WITH OUR INCOME STATEMENT AND SERIOUSLY ATTACKED OUR CAPITAL ACCOUNT.

     ON THE FLIP SIDE, WE DID REPORT A PROFIT FOR THE FOURTH QUARTER OF 2009—AND THE ANNUAL REPORT LETTER TO SHAREHOLDERS DID POINT TO SOME IMPROVEMENT IN ASSET QUALITY TRENDS AND EXPECTED IMPROVEMENT IN THE OVERALL ECONOMY! SINCE YOU’VE HAD A CHANCE TO READ ABOUT LAST YEAR’S FINANCIAL PERFORMANCE IN THE PROXY MAILING PACKAGE.—I’M GOING TO FOCUS MY COMMENTS ON THE POSITIVE THINGS WE BEGAN SEEING DURING THE THIRD

AND FOURTH QUARTERS OF 2009 WHICH ARE CONTINUING INTO 2010.
     FIRST, WE ARE DEFINITELY BEGINNING TO SEE SOME POSITIVE TRENDS IN OVERALL LOAN QUALITY. FEWER LOANS ARE MIGRATING INTO A WATCH OR SUBSTANDARD LOAN STATUS,—NON PERFORMING LOANS HAVE DECLINED SLIGHTLY FROM THE PRIOR YEAR-— AND LOAN DELINQUENCIES ENDED THE YEAR BELOW THE LEVEL OF 2008. CERTAIN TROUBLED BUSINESS LOAN BORROWERS HAVE BEEN ABLE TO CHANGE THEIR PRODUCT LINE OR DIVERSIFY

THEIR CUSTOMER BASE THUS STRENGTHENING THEIR COMPANIES, AND ALLOWING US TO UPGRADE THEIR LOANS. RESIDENTIAL PROPERTY VALUES ARE BEGINNING TO STABILIZE AND WE HAVE BEEN ABLE TO RESELL PROPERTIES ACQUIRED THROUGH FORECLOSURE AT—OR NEAR—OUR CARRYING VALUES FOR THE FIRST TIME IN TWO YEARS.
     AT BOTH THE 2008 AND 2009 SHAREHOLDER MEETINGS WE MENTIONED THE HIGH LEVEL OF CONSTRUCTION AND DEVELOPMENT LOANS AS HAVING BEEN A MAJOR SOURCE OF OUR

CREDIT PROBLEMS. I AM PLEASED TO REPORT THAT SINCE MID- YEAR 2007, OUR CONSTRUCTION AND LAND DEVELOPMENT LOAN PORTFOLIO HAS DROPPED BY 65.4% FROM $62.5 MILLION TO $21.6 MILLION. THIS DRAMATIC REDUCTION IN EXPOSURE TO THIS TROUBLED INDUSTRY SHOULD SOFTEN THE FUTURE LOAN LOSS PROVISION REQUIREMENT FOR SUCH LOANS AND ASSIST IN OUR FINANCIAL TURNAROUND.
NOW—ARE WE “OUT OF THE WOODS?” ON ASSET QUALITY? NO—NOT YET—BUT WE

DEFINITELY CAN SEE THE “LIGHT AT THE END OF THE TUNNEL.” (PAUSE)
     LAST YEAR WE BEGAN THE PROCESS OF SHRINKING THE BANK BALANCE SHEETS TO IMPROVE THEIR NET INTEREST MARGINS AND CAPITAL RATIOS. LOAN AND DEPOSIT INTEREST RATE SPREADS WERE WIDENED AND NON-CORE DEPOSIT RELATIONSHIPS WERE REDUCED—RESULTING IN A 10 BASIS POINT IMPROVEMENT IN THE NET INTEREST MARGIN ON A YEAR-TO-YEAR BASIS.

     ANOTHER AREA OF ACCOMPLISHMENT THAT WAS PROBABLY MASKED BY THE MAGNITUDE OF THE LOSS FOR THE YEAR, WAS IN THE AREA OF EXPENSE CONTROL. DURING THE EARLY PART OF 2009, WE SUBSTANTIALLY CHANGED OUR ORGANIZATIONAL STRUCTURE AND ELIMINATED THE ASSOCIATED OVERHEAD EXPENSE. WE COLLAPSED ONE OF OUR BANK BOARDS,—WE MODIFIED SENIOR MANAGEMENT ROLES AND RESPONSIBILITY,—WE ELIMINATED ABOUT 12% OF OUR WORKFORCE—WE CUT SALARIES ACROSS THE BOARD FOR ALL

EMPLOYEES,—WE ELIMINATED BONUSES AND STOCK OPTIONS-— AND WE SUSPENDED RETIREMENT CONTRIBUTIONS FOR ALL EMPLOYEE PLANS INCLUDING THE BASIC 401(K) COMPANY CONTRIBUTION PLAN. THE IMPACT WAS PAINFUL AND DIFFICULT AS THESE EXPENSE REDUCTIONS IMPACTED EVERYONE IN OUR COMPANY. AS YOU CAN WELL APPRECIATE, IT’S NOT EASY TO MAINTAIN EMPLOYEE MORALE WHEN THE COMPANY IS REPORTING LARGE OPERATING LOSSES AND EMPLOYEES ARE BEING ASKED TO SACRIFICE

PERSONALLY. BUT I’M PLEASED TO TELL YOU THAT OUR EMPLOYEES ARE JUST AS LOYAL TO OUR COMPANY AS YOU ARE. I’M NOT AWARE OF ANY OFFICER OR EMPLOYEE WHO WALKED AWAY FROM US BECAUSE OF THE PERSONAL SACRIFICE AND THE TOUGH TIMES WE ARE FACING.—VIRTUALLY EVERY EMPLOYEE “COMMITTED TO THE CAUSE” AND RESOLVED TO DO HIS OR HER PART TO HELP OUR COMPANY SURVIVE. THE SAVINGS CONNECTED WITH THESE CHANGES CUT EXPENSES BY WELL OVER ONE MILLION DOLLARS FOR THE YEAR

AND WILL CONTINUE TO BENEFIT US IN 2010 AND BEYOND. (PAUSE)
     MY HOPE IS THAT YOU SENSE THE TONE OF OPTIMISM THAT I FEEL—ABOUT HOW WE’RE CURRENTLY PERFORMING AND HOW WE’RE POSITIONED COMING OUT OF THE RECESSION. OUR BANKS WITHSTOOD A COUPLE YEARS WORTH OF “HEAVY BODY BLOWS” AND THEY ARE ALL STILL STANDING FIRM AND THEY ARE ALL STILL ADEQUATELY CAPITALIZED. SO—I BELIEVE WE HAVE WEATHERED THE WORST OF THE STORM!

     NOW—ARE WE CLOSE TO RETURNING TO PROFITABILITY OR AT LEAST NEAR BREAK-EVEN PERFORMANCE? WELL—WE CAN’T BE CERTAIN—BUT IT IS BEGINNING TO FEEL LIKE THAT. THERE ARE SOME POSITIVE SIGNS IN THE OVERALL ECONOMY AS UNEMPLOYMENT IS NO LONGER INCREASING, AUTO SALES ARE STRENGTHENING AND OVERALL CONSUMER CONFIDENCE IS IMPROVING.
     AS I MENTIONED EARLIER, WE DID REPORT A PROFIT DURING THE FOURTH QUARTER OF 2009, (THE FIRST IN 7 CONSECUTIVE QUARTERS).

ADDITIONALLY, LATER THIS WEEK WE’LL BE REPORTING A MODEST MANAGEABLE LOSS FOR THE FIRST QUARTER OF 2010 AS COMPARED TO THE SIZEABLE LOSSES OF 2008 AND 2009.
     NOW, TWO QUARTERS DO NOT CONSTITUTE A TREND, BUT WHEN COUPLED WITH THE MANY OTHER POSITIVE ASSET QUALITY MEASURES AND EXPENSE REDUCTIONS I MENTIONED PREVIOUSLY, YOU CAN BEGIN TO UNDERSTAND THE REASON FOR MY OPTIMISM.
     SOME OF YOU FOLLOW THE FINANCIAL PERFORMANCE OF FINANCIAL INSTITUTIONS

CLOSELY. SO YOU KNOW THAT THE KEY TO SURVIVAL FOR A STRUGGLING BANK IS IN BEING ABLE TO PREVENT OPERATING LOSSES FROM ERODING CAPITAL TO A POINT—WHERE THE BANK BECOMES UNDERCAPITALIZED AND UNABLE TO CONTINUE AS A VIABLE ENTITY. THAT RISK HAS CLEARLY BEEN THE FOCUS OF OUR ATTENTION FOR THE PAST TWO YEARS—AND WHILE WE HAVE SHARED SOME INFORMATION WITH YOU ABOUT OUR STRATEGIC PLANS, WE HAVE NOT BEEN ABLE TO PAINT A COMPLETE PICTURE UNTIL TODAY.

     SO AT THIS TIME—IT’S MY PLEASURE TO TURN THE MEETING OVER TO CHAIRMAN SHOOK FOR HIS COMMENTS ABOUT THE SPECIFIC STEPS WE ARE TAKING TO STRENGTHEN THE CAPITAL POSITION AND FUTURE PERFORMANCE OF OUR COMPANY.

2010 ANNUAL MEETING PRESENTATION

FORREST SHOOK
     THANK YOU DON.
     EACH YEAR I TRY TO PROVIDE YOU WITH AN OUTSIDE DIRECTOR’S VIEWPOINT ON COMPANY FINANCIAL PERFORMANCE AND GIVE YOU A GLIMPSE OF OUR PLANS FOR THE FUTURE. AND THAT IS THE SAME FORMAT I INTEND TO FOLLOW THIS MORNING.
     IT CERTAINLY IS DIFFICULT TO STAND IN FRONT OF A GROUP OF SHAREHOLDERS AND DISCUSS THE FACT

THAT THE COMPANY LOST $16 MILLION DOLLARS THE PRIOR YEAR. HOWEVER, THAT IS EXACTLY WHAT HAPPENED—AND ON THE HEELS OF A $12 MILLION DOLLAR LOSS THE PRIOR YEAR—IT MAKES THINGS PRETTY UNCOMFORTABLE FOR ALL OF US.
     SO THE KEY QUESTIONS ARE—HOW BAD IS OUR SITUATION—AND WHERE DO WE GO FROM HERE?
     WITHOUT ANY DOUBT, THIS ECONOMY—AND ITS IMPACT ON THE BANKING INDUSTRY HAS CREATED THE MOST DIFFICULT CHALLENGE BANKS

HAVE FACED SINCE THE GREAT DEPRESSION. AS DON HAS ALREADY MENTIONED, OPERATING LOSSES HAVE ERODED THE CAPITAL POSITION OR NET WORTH OF OUR COMPANY. ARE THE CAPITAL LEVELS AT OUR BANKS STRESSED?—OF COURSE THEY ARE.—BUT ARE THE LEVELS AT A CRITICAL OR DANGEROUS LEVEL?—NO THEY ARE NOT. I AM PLEASED TO ASSURE YOU THAT IN SPITE OF THE SUBSTANTIAL LOSSES ENCOUNTERED DURING THE PAST TWO YEARS, ALL THREE OF OUR BANKS REMAIN ADEQUATELY CAPITALIZED

ACCORDING TO REGULATORY CAPITAL STANDARDS. BUT SINCE OUR CAPITAL HAS DETERIORATED DURING THE PAST TWO YEARS, YOUR BOARD HAS BEEN INVOLVED IN AN EXTENSIVE STRATEGIC PLANNING PROCESS TO IMPROVE OVERALL CAPITAL LEVELS.
     EARLY LAST YEAR, WE CONSIDERED A TARP INJECTION FROM THE FEDERAL GOVERNMENT. WE ALSO LOOKED AT RAISING CAPITAL FROM THE ISSUANCE OF NEW PREFERRED OR COMMON STOCK. AFTER SERIOUS CONSIDERATION, THE BOARD DECIDED AGAINST ACCEPTING

THE GOVERNMENT TARP PROCEEDS. ADDITIONALLY, THE BOARD HAS RESISTED ISSUING NEW COMMON STOCK BECAUSE IT WOULD HAVE SUCH A DILUTIVE AFFECT ON EXISTING SHAREHOLDERS. PREFERRED STOCK IS NOT AN OPTION AT THIS TIME BECAUSE OF THE INABILITY OF THE BANKS TO UPSTREAM DIVIDENDS AS A SOURCE OF REPAYMENT ON A NEW PREFERRED STOCK ISSUE.
     GIVEN THESE DECISIONS, EARLY LAST YEAR THE BOARD DECIDED TO SELL DAVISON STATE BANK AND RECLAIM THE

CAPITAL INVESTED THERE FOR REDISTRIBUTION TO THE STATE BANK, WEST MICHIGAN COMMUNITY BANK OR BOTH. WHILE THAT TRANSACTION AWAITED REGULATORY APPROVAL FOR WELL OVER A YEAR—I AM PLEASED TO REPORT THAT THE ACQUIRING ENTITY RECEIVED APPROVAL FOR THE PURCHASE EARLY THIS MONTH AND THE CLOSING IS ACTUALLY EXPECTED TO TAKE PLACE AT THE END OF THIS MONTH. DON WILL PROVIDE A FEW DETAILS ON THE FINANCIAL IMPACT OF

THIS TRANSACTION IN HIS COMMENTS TO FOLLOW.
     WHILE WE REMAINED OPTIMISTIC THROUGH OUT THE YEAR THAT THIS SALE WOULD ULTIMATELY BE APPROVED, WE CONTINUED TO INVESTIGATE OTHER ALTERNATIVES TO STRENGTHEN THE OVERALL CONDITION OF THE COMPANY.—AND TODAY IS GIVES ME A GREAT DEAL OF PLEASURE TO INFORM YOU THAT-— JUST LAST WEEK—YOUR BOARD AUTHORIZED MANAGEMENT TO ENTER INTO AN AGREEMENT TO SELL WEST MICHIGAN COMMUNITY BANK TO THE

OWNERS OF NORTHSTAR FINANCIAL GROUP, INC.. DON WILL ALSO PROVIDE SOME ADDITIONAL FINANCIAL DETAILS ON THIS TRANSACTION, BUT I DO WANT YOU TO KNOW THAT THE SALE OF THESE TWO BANKS WILL ALLOW FENTURA TO INJECT ADDITIONAL CAPITAL INTO THE STATE BANK TO RETURN IT TO WHAT IS CONSIDERED A STRONG OR WELL CAPITALIZED POSITION.
     AS WE DISCUSSED AND CONCLUDED IN ONE OF OUR SPECIAL DIRECTOR MEETINGS ABOUT A YEAR AGO—SOMETIMES YOU HAVE TO SHRINK TO

SURVIVE AND POSITION YOUR COMPANY TO—“LIVE TO FIGHT ANOTHER DAY”. THAT IS EXACTLY THE PHILOSOPHY WE HAVE BEEN OPERATING UNDER FOR THE PAST 18 MONTHS—AND WITH THESE ANNOUNCEMENTS TODAY—THE APPROVAL OF THE SALE OF DAVISON STATE BANK—AND THE AGREEMENT TO SELL WEST MICHIGAN COMMUNITY BANK—WE ARE THERE. THAT IS TO SAY—WE BELIEVE WE WILL HAVE ACCOMPLISHED OUR GOAL OF REPOSITIONING THE COMPANY BY

SHRINKING TO BECOME A SMALLER BUT STRONGER COMPANY.
     I DO WANT YOU TO KNOW THAT THIS HAS BEEN A COUPLE OF VERY DIFFICULT YEARS FOR ALL OF US. IT HAS BEEN DIFFICULT FOR YOU AS SHAREHOLDERS, DIFFICULT FOR THOSE OF US WHO ARE DIRECTORS AND DIFFICULT FOR OUR OFFICERS AND EMPLOYEES. NONE OF US EVER IMAGINED THAT OUR SHARE PRICE COULD OR WOULD DROP TO SUCH A LOW LEVEL AND I DON’T THINK ANY OF US EXPECTED THAT COMPANY PERFORMANCE WOULD DETERIORATE TO

A POINT THAT WE WOULD HAVE TO SUSPEND THE DIVIDEND.
     BUT IN LOOKING BACK, THE NATIONAL AND INTERNATIONAL FINANCIAL COMMUNITY PRETTY MUCH WENT INTO A FREE FALL IN 2008. THE FEDERAL GOVERNMENT STABILIZED THE BIG BANKS DURING THE EARLY PART OF 2009, BUT DID VERY LITTLE TO ASSIST THE SMALL BANKS WHO HAVE BEEN LEFT TO “FEND FOR THEMSELVES”. WHILE WE ARE ALL DISAPPOINTED AND SUFFERING AS SHAREHOLDERS BECAUSE OF THE PERFORMANCE OF OUR BANKS. WE

TRACK OUR PERFORMANCE AGAINST OTHER SIMILAR SIZE MICHIGAN BANKS—AND WE ARE ACTUALLY DOING BETTER THAN MANY BY COMPARISON.
     IT IS IMPORTANT THAT YOU REALIZE THAT YOUR DIRECTORS AND MANAGEMENT TEAM HAVE WRESTLED HARD WITH THESE PROBLEMS OVER THE LAST TWO YEARS. WE HAVE UNCOVERED EVERY STONE AND LOOKED AT EVERY SCENARIO POSSIBLE. WE BELIEVE WE HAVE CREATED A SURVIVAL STRATEGY BY RETURNING FENTURA TO ITS ORIGINAL CORE MARKETS AS A ONE

BANK HOLDING COMPANY FOR THE STATE BANK. THE SALE OF DAVISON STATE BANK AND WEST MICHIGAN COMMUNITY BANK SHOULD PROVIDE FENTURA AND THE STATE BANK WITH ENOUGH CAPITAL TO NOT ONLY WEATHER THE STORM BUT BE POSITIONED FOR IMPROVED PERFORMANCE WHEN THE ECONOMY FINALLY TURNS AROUND.
     AT THIS TIME, DON IS GOING TO RETURN TO THE PODIUM TO DESCRIBE IN MORE DETAIL THE POSITIVE IMPACT THAT THE SALE OF THESE TWO BANKS

WILL HAVE ON FENTURA AND THE STATE BANK.

2010 ANNUAL MEETING

DON’S SECOND PRESENTATION
     AS FORREST POINTED OUT IN HIS COMMENTS, OUR PRIMARY FOCUS FOR THE PAST TWO YEARS—HAS BEEN ON CAPITAL ADEQUACY. FROM MID YEAR 2007 TO MID YEAR 2009, THE CAPITAL OR NET WORTH POSITION OF OUR BANKS DECLINED ON AVERAGE ABOUT ONE FOURTH—DECLINING FROM A LEVEL OF 8% OF TOTAL ASSETS WHEN THE RECESSION STARTED—TO ABOUT 6% OF TOTAL ASSETS AT

JUNE 30, 2009. THAT DETERIORATION WAS CLEARLY A WAKE-UP CALL—AND THE BOARDS AND MANAGEMENT TEAMS OF ALL THREE BANKS HAVE BEEN WORKING DILIGENTLY SINCE MID-YEAR LAST YEAR TO ADDRESS THE SITUATION—AND I’M PROUD TO REPORT THAT ALL THREE BANKS HAVE IMPROVED THEIR CAPITAL POSITIONS SINCE THEN. HOWEVER, AS FORREST JUST POINTED OUT, WE DECIDED THAT SHRINKING BACK TO OUR ORIGINAL CORE FRANCHISE WAS THE BEST STRATEGY TO

ENSURE OUR BEST LONG-TERM CHANCE FOR SURVIVAL.
     SO THIS MORNING I’D LIKE TO TALK THROUGH SOME OF THE FINANCIAL DETAILS CONNECTED WITH SHRINKING THE COMPANY.
     LAST YEAR WE’VE AGREED TO SELL DAVISON STATE BANK AND THAT CLOSING WILL TAKE PLACE TODAY AT 4:00. THE $2.8 MILLION SALE PRICE IS ABOUT EQUAL TO THE CURRENT BOOK VALUE OF THE BANK.
     IN A SEPARATE AND SECOND TRANSACTION, WE HAVE ENTERED INTO AN AGREEMENT TO

SELL WEST MICHIGAN COMMUNITY BANK FOR APPROXIMATELY $11.00 MILLION WHICH IS A 10% PREMIUM ABOVE BOOK VALUE. WHEN YOU STOP TO THINK ABOUT IT FOR A MINUTE—THESE SALE PRICES AT OR ABOVE BOOK VALUE ARE PRETTY HANDSOME IN TODAY’S MARKETPLACE AS SMALL BANK STOCKS (INCLUDING FENTURA) ARE SELLING WELL BELOW BOOK VALUE. AS A RESULT, WE BELIEVE THESE TRANSACTIONS WILL BENEFIT YOU AS SHAREHOLDERS BOTH IN THE NEAR AND LONG TERM. WHILE WE DID NOT USE

INVESTMENT BANKING FIRMS TO NEGOTIATE THE TRANSACTIONS, WE DID PAY ADVISORY FIRMS FOR CERTAIN CONSULTING ASSISTANCE AND FOR A SALE PRICE FAIRNESS OPINION IN THE CASE OF WEST MICHIGAN COMMUNITY BANK.
     AS FORREST MENTIONED, THE SALE OF THE BANKS WILL ALLOW FENTURA TO INVEST A PORTION OF THE PROCEEDS IN THE STATE BANK RETRUNING IT TO A WELL CAPITALIZED LEVEL—THROUGH AN INJECTION OF APPROXIMATELY $6.3 MILLION OF ADDITIONAL

PAID IN CAPITAL. THE PROCEEDS FROM THE SALE OF THE TWO BANKS OVER AND ABOVE THAT LEVEL WILL BE UTILIZED BY FENTURA TO FORM A NEW SUBSIDIARY TO ACQUIRE CERTAIN NON PERFORMING ASSETS FROM WEST MICHIGAN COMMUNITY BANK AS REQUIRED UNDER THE TERMS OF THE BANK SALE AGREEMENT. THOSE ASSETS INVOLVE LOANS IN THE PROCESS OF COLLECTION OR REAL ESTATE PROPERTIES THAT HAVE BEEN ACQUIRED THROUGH LOAN SERVICING ACTION. UNDERLYING COLLATERAL AND PROPERTY

VALUES COVER THE LOAN BALANCES OR THE ASSET CARRYING VALUES. AS A RESULT, THE LIQUIDATION OVER TIME OF THE APPROXIMATE $7.5 MILLION HOUSED IN THIS NEW SUBSIDIARY—SHOULD BE AVAILABLE TO FENTURA DOWN THE ROAD. FOR GENERAL CORPORATE PURPOSES.
     IN CLOSING, THIS PROCESS OF DEVELOPING A SURVIVAL PLAN FOR FENTURA HAS BEEN AN ARDUOUS ONE FOR OUR DIRECTORS AND OUR OFFICERS. WE HAVE EXPERIENCED AN UNTOLD NUMBER OF “UP’S AND DOWN’S” DURING THE

PAST 2 1/2 YEARS. BUT TODAY, WE ARE MORE CONFIDENT THEN AT ANYTIME SINCE THE RECESSION STARTED—THAT WE HAVE A SOLID TURNAROUND AND SURVIVAL PLAN. FIVE MICHIGAN BANKS HAVE FAILED DURING THIS RECESSION AND IT IS LIKELY THAT MORE WILL FOLLOW. OUR OBJECTIVE HAS BEEN TO PROTECT YOUR SHAREHOLDER INVESTMENT BY FIGURING OUT A WAY TO—“WEATHER THE STORM”.
     THE STORM ISN’T QUITE OVER YET BUT THE FENTURA SHIP CERTAINLY ISN’T LISTING AS

BADLY AS SHE ONCE DID. CLEARLY, RETURNING FENTURA TO IT’S ROOTS AS A ONE BANK HOLDING COMPANY FOR THE STATE BANK—WITH THE STATE BANK RETURNING TO A WELL CAPITALIZED LEVEL—LEAVES US WITH THE BEST POSSIBLE STRUCTURE TO ACHIEVE A TURNAROUND IN OUR FINANCIAL—AND HOPEFULLY THAT WILL ALSO RESULT IN A REASONABLE AND APPROPRIATE TURNABOUT IN OUR SHARE TRADING PRICE. IF ALL GOES ACCORDING TO PLAN, THE SALE OF THE TWO BANKS AND THE RECAPITALIZATION OF THE

STATE BANK WILL BE COMPLETED BEFORE YEAR END.—AND COUPLED WITH EXPECTED IMPROVEMENT IN THE ECONOMY—2011 HAS THE POTENTIAL TO BE OUR BEST YEAR SINCE 2006.
     WE APPRECIATE YOUR PATIENCE,—YOUR CONFIDENCE,—AND YOUR SUPPORT AS WE NOW PROCEED TO IMPLEMENT THESE DRAMATIC AND STRATEGIC CHANGES DESIGNED TO IMPROVE THE FINANCIAL STRENGTH AND PROFITABILITY OF YOUR COMPANY.

     AT THIS TIME IT’S MY PLEASURE TO TURN THE MICROPHONE BACK TO VICE CHAIRMAN MCKENNEY FOR THE WRAP UP OF THE BUSINESS PORTION OF THE MEETING.